                               SEL-LEB MARKETING, INC.

                                STOCK OPTION AGREEMENT

                                  [For Employees]

                        Pursuant to the 1995 Stock Option Plan


     Option granted in North Bergen, New Jersey on ___________________ (the "Date of Grant") by Sel-Leb Marketing, Inc. (the "Corporation") to __________________ ("Grantee", which term includes any person entitled to exercise the Option):

     1. THE OPTION. The Corporation grants to the Grantee, effective on the Date of Grant, a stock option (the "Option") to purchase, on the terms and conditions herein set forth, up to ______ of the Corporation's fully paid, nonassessable shares of Common Stock, par value $.01 per share (the "Shares"), at the purchase price for the Shares set forth in Paragraph 2 below. The Option is granted pursuant to the Corporation's 1995 Stock Option Plan, adopted by the Board of Directors of the Corporation on May 17, 1995, and adopted by the Stockholders of the Corporation on May 17, 1995 (the "Plan"). The Option is subject in its entirety to all the applicable provisions of the Plan which are incorporated herein by reference as if set forth at length herein, and is a non-incentive option granted pursuant to
Section 7 of the Plan.

     2. THE PURCHASE PRICE. The purchase price of the Shares shall be $_______ per share (the "Option Price").

     3.  EXERCISE OF OPTION.

         (a) Except as otherwise provided in the Plan, the Option is exercisable over a period beginning on the Date of Grant and ending ten years from the Date of Grant (the "Option Period") in accordance with the following schedule:

                                                    PERCENT OF SHARES SUBJECT TO
                          DATE                           OPTION PURCHASABLE
                          ----                           ------------------

Commencing on the Date of Grant
until (but not including) the
first anniversary of the Date of
Grant.                                                         25.00%

                                                    PERCENT OF SHARES SUBJECT TO
                         DATE                            OPTION PURCHASABLE
                         ----                            ------------------


Commencing on the first
anniversary of the Date of Grant
until (but not including) the
second anniversary of the Date
of Grant.                                                      50.00%

Commencing on the second
anniversary of the Date of Grant
until (but not including) the
third anniversary of the Date of
Grant.                                                         75.00%

Commencing on the third
anniversary of the Date of Grant
until (but not including) the
expiration of the Option.                                      100.00%

Subject to the terms hereof, the Option may be exercised from time to time during the Option Period as to the total number of Shares allowable under this Paragraph 3(a), or any lesser amount thereof.

         (b) At such time as the Grantee desires to exercise the Option granted hereby, in whole or in part, the Grantee's signature at the place provided on the Exercise Form attached hereto will evidence the Grantee's election to purchase Shares of Common Stock pursuant to the terms and subject to the conditions and limitations contained in the Plan, in this Agreement and in said Exercise Form. The Option shall be considered exercised (in full or part, as the case may be) on the date such Exercise Form is mailed to the Chief Financial Officer of the Corporation, postage prepaid, or delivered in person to the Chief Financial Officer, together with payment of the Option Price for the Shares to be purchased plus any withholding tax required under any federal, state and local statutes.

         (c) The Option Price shall be paid in full in United States dollars at the time of purchase or with stock of the Corporation having fair market value (as determined pursuant to Section 6(a) of the Plan) equal to the Option Price. If the Option is exercised in accordance with the provisions of the Plan and this Agreement, the Corporation shall deliver to such person a certificate or certificates representing the number of Shares in respect to which the Option is being exercised, which Shares shall be registered in his or her name.

         (d) If this Option shall extend to 100 or more Shares, then this Option may not be exercised for less than 100 Shares at any one time, and if this Option shall extend to less than 100 Shares, then this Option must be exercised for all such Shares at one time.

         (e) In addition to the procedures set forth herein, if Regulation T of the Securities Exchange Act of 1934, as amended, or such future laws or regulations with respect to the same subject matter ("Regulation T") is applicable to the exercise of the Option and so permits, the person entitled to exercise the Option may direct the Corporation in the Exercise Form to deliver all or any part of the number of Shares to which he is entitled upon exercise of the Option directly to a broker specified in the Exercise Form. In such event, the Corporation shall accept payment of the Option Price in cash or by check from such broker on behalf of the person entitled to exercise the Option and shall take all action necessary to effect the prompt delivery of such Shares to such broker in accordance with the provisions of Regulation T and in accordance with such additional rules and regulations as may be specified by such broker. Notwithstanding the foregoing, the Corporation shall not be required to comply with the provisions of this
Section 3(e) if, as a result of a change in the accounting rules and regulations applicable to the Corporation, or the interpretation thereof, compliance with the provisions of this Section 3(e) will result in the imposition of substantial adverse financial reporting requirements on the Corporation.

     4. SALE OF SHARES. The Grantee shall not be entitled to sell, transfer, or distribute the Shares except pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended, and any applicable state securities or "Blue Sky" laws, or (ii) if there be no registration statement in effect, pursuant to a specific exemption from registration under the Securities Act of 1933, as amended, and any applicable state securities or "Blue Sky" laws. Prior to offering or selling the Shares upon claim of exemption, the Grantee shall obtain a written opinion from counsel reasonably satisfactory to the Corporation who may be counsel for the Corporation to the effect that such exemptions are available or shall deliver "no-action" letters from the Securities and Exchange Commission and any applicable state securities commission with respect to the proposed sale, transfer or distribution of the Shares. The certificate or certificates representing the Shares shall have an appropriate legend referring to the terms of this Option.

     5. TERMINATION OF EMPLOYMENT. Subject to Paragraph 8 hereof, in the event the employment of Grantee shall terminate for any reason other than death or for cause, the Grantee shall have the right to exercise this Option but only in respect of Shares which he or she was entitled to purchase under this Option at the date of termination of his or her employment, at any time up to and including the earlier of three months after the date of such termination of employment or the expiration of the Option

Period. In the event that the Grantee's employment is terminated for cause, the Grantee shall have the right to exercise this Option, but only in respect of Shares which he or she was entitled to purchase under this Option at the date of termination of his or her employment, at any time up to and including the earlier of thirty days after the date of such termination of employment or the expiration of the Option Period. This Option shall not be affected by any change of employment so long as the Grantee continues to be an employee of the Corporation or any of its Subsidiaries (as such term is defined in Section 1 of the Plan).

     6. SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent herein provided, shall be binding upon and inure to the benefit of the Grantee's legal representatives.

     7. EXERCISE AND TRANSFERABILITY OF OPTION. During the lifetime of the Grantee, this Option is exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. In the event of the death of the Grantee, this Option or any unexercised portion thereof shall be exercisable at any time prior to the expiration of one year after the date of such death (but in no event later than the date of the expiration of the Option) only by his or her executors or administrators or the person or persons to whom such deceased Grantee's rights under this Option shall pass by such deceased Grantee's will or by the laws of descent and distribution of the state of his or her domicile at the time of his or her death. The person or persons so exercising this Option after the deceased Grantee's death shall, simultaneously with the delivery of the Exercise Form and the payment for the Shares purchased, deliver to the Company such proof of the right of such person or persons to exercise this Option as may reasonably be required by the Corporation and its counsel.

     8. EXPIRATION OF OPTION. This Option is not exercisable after the expiration of ten years from the Date of Grant.

     9.  ADJUSTMENT OF OPTIONS.

         (a) The number of Shares issuable upon exercise of this Option, or the amount and kind of other securities issuable in addition thereto or in lieu thereof upon the occurrence of the events specified in Section 9 of the Plan, shall be determined and subject to adjustment, as the case may be, in accordance with the procedures therein specified.

         (b) Fractional shares resulting from any adjustment in options pursuant to this Paragraph may be settled in cash or otherwise as the Corporation shall determine. Notice of any adjustment in this Option shall be given by the Corporation to the holder of this Option and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan and this Agreement.

     10. RIGHTS.

         (a) The granting of this Option shall not confer upon the Grantee any right to be continued in the employ of the Corporation or any of its Subsidiaries, nor shall the Corporation or any of its Subsidiaries be limited by reasons thereof, or for any other reason, in its discretion and at any time from changing the status or position of his or her employment, or from terminating the employment of such Grantee, or from reducing or changing his or her compensation at any time and from time to time, subject, however, to any employment or other agreement between the Grantee and the Corporation.

         (b) The Grantee shall not, by reason of the granting to him or her of this Option, have or thereby acquire any rights of a stockholder of the Corporation with respect to any Shares unless and until he or she has tendered full payment of the Option Price for such Shares and such Shares have been duly issued or transferred and delivered to the Grantee in accordance with the terms hereof.

     11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey applicable to contracts entered into and to be performed wholly with such state.

         If the foregoing is in accordance with the Grantee's understanding and approved by him or her, he or she may so confirm by signing and returning the duplicate of this Agreement delivered for that purpose.

                                                SEL-LEB MARKETING, INC.


                                                By:
                                                --------------------------

[Corporate Seal]

The foregoing is in accordance with my understanding and is hereby confirmed and agreed to as of the Date of the Grant.


                                                -----------------------------
                                                Name of Grantee:
Dated:
      -------------------

                                    EXERCISE FORM


     The undersigned hereby irrevocably exercises, pursuant to the Stock Option
Agreement               (the "Option"), by and between Sel-Leb Marketing, Inc.
(the "Corporation") and the undersigned, the option to purchase          shares
of common stock (the "Subject Shares") of the Corporation at the exercise price
of $      per Subject Share and encloses herewith the requisite payment for the
Subject Shares. The undersigned requests that the Corporation deliver to the undersigned at the address set forth below a certificate or certificates representing the Subject Shares issued in the name of the undersigned. The undersigned hereby acknowledges and agrees to the terms and conditions applicable to the undersigned and the Subject Shares set forth in the Option, including without limitation, the covenants and transfer restrictions set forth therein. The undersigned further agrees to pay to the Corporation any withholding tax required under any federal, state and local statutes and regulations.

Dated:
        -----------------



                                                ---------------------------
                                                (Name of Option Grantee --
                                                Please Type or Print)




                                                ---------------------------
                                                (Signature of Option Grantee)




                                                ---------------------------
                                                (Address)


STATE OF                 )
                         :  ss.:
COUNTY OF                )

     On the      day of                , 19   before me personally came
                    , to me known to be the person described in and who executed the foregoing instrument, and acknowledged that (s)he executed the same.


                                                ---------------------------
                                                Notary Public

                               SEL-LEB MARKETING, INC.

                                STOCK OPTION AGREEMENT

                               [For Senior Executives]

                        Pursuant to the 1995 Stock Option Plan


     Option granted in North Bergen, New Jersey on ___________________ (the "Date of Grant") by Sel-Leb Marketing, Inc. (the "Corporation") to __________________ ("Grantee", which term includes any person entitled to exercise the Option):

     1. THE OPTION. The Corporation grants to the Grantee, effective on the Date of Grant, a stock option (the "Option") to purchase, on the terms and conditions herein set forth, up to ______ of the Corporation's fully paid, nonassessable shares of Common Stock, par value $.01 per share (the "Shares"), at the purchase price for the Shares set forth in Paragraph 2 below. The Option is granted pursuant to the Corporation's 1995 Stock Option Plan, adopted by the Board of Directors of the Corporation on May 17, 1995, and adopted by the Stockholders of the Corporation on May 17, 1995 (the "Plan"). The Option is subject in its entirety to all the applicable provisions of the Plan which are incorporated herein by reference as if set forth at length herein, and is a non-incentive option granted pursuant to
Section 7 of the Plan.

     2. THE PURCHASE PRICE. The purchase price of the Shares shall be $_______ per share (the "Option Price").

     3.  EXERCISE OF OPTION.

         (a) Except as otherwise provided in the Plan, the Option is exercisable over a period beginning on the Date of Grant and ending ten years from the Date of Grant (the "Option Period") in accordance with the following schedule:

                                                    PERCENT OF SHARES SUBJECT TO
            DATE                                         OPTION PURCHASABLE
            ----                                         ------------------

Commencing on the Date of Grant
until (but not including) the
first anniversary of the Date of
Grant.                                                         25.00%

                                                    PERCENT OF SHARES SUBJECT TO
                         DATE                            OPTION PURCHASABLE
                         ----                            ------------------


Commencing on the first
anniversary of the Date of Grant
until (but not including) the
second anniversary of the Date
of Grant.                                                      50.00%

Commencing on the second
anniversary of the Date of Grant
until (but not including) the
third anniversary of the Date of
Grant.                                                         75.00%

Commencing on the third
anniversary of the Date of Grant
until (but not including) the
expiration of the Option.                                      100.00%

Subject to the terms hereof, the Option may be exercised from time to time during the Option Period as to the total number of Shares allowable under this Paragraph 3(a), or any lesser amount thereof.

         (b) At such time as the Grantee desires to exercise the Option granted hereby, in whole or in part, the Grantee's signature at the place provided on the Exercise Form attached hereto will evidence the Grantee's election to purchase Shares of Common Stock pursuant to the terms and subject to the conditions and limitations contained in the Plan, in this Agreement and in said Exercise Form. The Option shall be considered exercised (in full or part, as the case may be) on the date such Exercise Form is mailed to the Chief Financial Officer of the Corporation, postage prepaid, or delivered in person to the Chief Financial Officer, together with payment of the Option Price for the Shares to be purchased plus any withholding tax required under any federal, state and local statutes.

         (c) The Option Price shall be paid in full in United States dollars at the time of purchase or with stock of the Corporation having fair market value (as determined pursuant to Section 6(a) of the Plan) equal to the Option Price. If the Option is exercised in accordance with the provisions of the Plan and this Agreement, the Corporation shall deliver to such person a certificate or certificates representing the number of Shares in respect to which the Option is being exercised, which Shares shall be registered in his or her name.

         (d) If this Option shall extend to 100 or more Shares, then this Option may not be exercised for less than 100 Shares at any one time, and if this Option shall extend to less than 100 Shares, then this Option must be exercised for all such Shares at one time.

         (e) In addition to the procedures set forth herein, if Regulation T of the Securities Exchange Act of 1934, as amended, or such future laws or regulations with respect to the same subject matter ("Regulation T") is applicable to the exercise of the Option and so permits, the person entitled to exercise the Option may direct the Corporation in the Exercise Form to deliver all or any part of the number of Shares to which he is entitled upon exercise of the Option directly to a broker specified in the Exercise Form. In such event, the Corporation shall accept payment of the Option Price in cash or by check from such broker on behalf of the person entitled to exercise the Option and shall take all action necessary to effect the prompt delivery of such Shares to such broker in accordance with the provisions of Regulation T and in accordance with such additional rules and regulations as may be specified by such broker. Notwithstanding the foregoing, the Corporation shall not be required to comply with the provisions of this
Section 3(e) if, as a result of a change in the accounting rules and regulations applicable to the Corporation, or the interpretation thereof, compliance with the provisions of this Section 3(e) will result in the imposition of substantial adverse financial reporting requirements on the Corporation.

     4. SALE OF SHARES. The Grantee shall not be entitled to sell, transfer, or distribute the Shares except pursuant to (i) an effective registration statement under the Securities Act of 1933, as amended, and any applicable state securities or "Blue Sky" laws, or (ii) if there be no registration statement in effect, pursuant to a specific exemption from registration under the Securities Act of 1933, as amended, and any applicable state securities or "Blue Sky" laws. Prior to offering or selling the Shares upon claim of exemption, the Grantee shall obtain a written opinion from counsel reasonably satisfactory to the Corporation who may be counsel for the Corporation to the effect that such exemptions are available or shall deliver "no-action" letters from the Securities and Exchange Commission and any applicable state securities commission with respect to the proposed sale, transfer or distribution of the Shares. The certificate or certificates representing the Shares shall have an appropriate legend referring to the terms of this Option.

     5. TERMINATION OF EMPLOYMENT. Subject to Paragraph 8 hereof, in the event the employment of Grantee shall terminate for any reason other than death or for cause, the Grantee shall have the right to exercise this Option but only in respect of Shares which he or she was entitled to purchase under this Option at the date of termination of his or her employment, at any time up to and including the earlier of three months after the date of such termination of employment or the expiration of the Option

Period. In the event that the Grantee's employment is terminated for cause, the Grantee shall have the right to exercise this Option, but only in respect of Shares which he or she was entitled to purchase under this Option at the date of termination of his or her employment, at any time up to and including the earlier of thirty days after the date of such termination of employment or the expiration of the Option Period. This Option shall not be affected by any change of employment so long as the Grantee continues to be an employee of the Corporation or any of its Subsidiaries (as such term is defined in Section 1 of the Plan).

     6. SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and shall inure to the benefit of any successor or assign of the Corporation and, to the extent herein provided, shall be binding upon and inure to the benefit of the Grantee's legal representatives.

     7. EXERCISE AND TRANSFERABILITY OF OPTION. During the lifetime of the Grantee, this Option is exercisable only by him or her and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. In the event of the death of the Grantee, this Option or any unexercised portion thereof shall be exercisable at any time prior to the expiration of one year after the date of such death (but in no event later than the date of the expiration of the Option) only by his or her executors or administrators or the person or persons to whom such deceased Grantee's rights under this Option shall pass by such deceased Grantee's will or by the laws of descent and distribution of the state of his or her domicile at the time of his or her death. The person or persons so exercising this Option after the deceased Grantee's death shall, simultaneously with the delivery of the Exercise Form and the payment for the Shares purchased, deliver to the Company such proof of the right of such person or persons to exercise this Option as may reasonably be required by the Corporation and its counsel.

     8. EXPIRATION OF OPTION. This Option is not exercisable after the expiration of ten years from the Date of Grant.

     9.  ADJUSTMENT OF OPTIONS.

         (a) The number of Shares issuable upon exercise of this Option, or the amount and kind of other securities issuable in addition thereto or in lieu thereof upon the occurrence of the events specified in Section 9 of the Plan, shall be determined and subject to adjustment, as the case may be, in accordance with the procedures therein specified.

         (b) Fractional shares resulting from any adjustment in options pursuant to this Paragraph may be settled in cash or otherwise as the Corporation shall determine. Notice of any adjustment in this Option shall be given by the Corporation to the holder of this Option and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan and this Agreement.

     10. RIGHTS.

         (a) The granting of this Option shall not confer upon the Grantee any right to be continued in the employ of the Corporation or any of its Subsidiaries, nor shall the Corporation or any of its Subsidiaries be limited by reasons thereof, or for any other reason, in its discretion and at any time from changing the status or position of his or her employment, or from terminating the employment of such Grantee, or from reducing or changing his or her compensation at any time and from time to time, subject, however, to any employment or other agreement between the Grantee and the Corporation.

         (b) The Grantee shall not, by reason of the granting to him or her of this Option, have or thereby acquire any rights of a stockholder of the Corporation with respect to any Shares unless and until he or she has tendered full payment of the Option Price for such Shares and such Shares have been duly issued or transferred and delivered to the Grantee in accordance with the terms hereof.

     11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of New Jersey applicable to contracts entered into and to be performed wholly with such state.

         If the foregoing is in accordance with the Grantee's understanding and approved by him or her, he or she may so confirm by signing and returning the duplicate of this Agreement delivered for that purpose.

                                                SEL-LEB MARKETING, INC.


                                                By:
                                                --------------------------

[Corporate Seal]

The foregoing is in accordance with my understanding and is hereby confirmed and agreed to as of the Date of the Grant.


                                                -----------------------------
                                                Name of Grantee:
Dated:
      -------------------

                                    EXERCISE FORM


     The undersigned hereby irrevocably exercises, pursuant to the Stock Option Agreement _____________ (the "Option"), by and between Sel-Leb Marketing, Inc. (the "Corporation") and the undersigned, the option to purchase ________ shares of common stock (the "Subject Shares") of the Corporation at the exercise price of $_____ per Subject Share and encloses herewith the requisite payment for the Subject Shares. The undersigned requests that the Corporation deliver to the undersigned at the address set forth below a certificate or certificates representing the Subject Shares issued in the name of the undersigned. The undersigned hereby acknowledges and agrees to the terms and conditions applicable to the undersigned and the Subject Shares set forth in the Option, including without limitation, the covenants and transfer restrictions set forth therein. The undersigned further agrees to pay to the Corporation any withholding tax required under any federal, state and local statutes and regulations.

Dated:
        -----------------



                                                ---------------------------
                                                (Name of Option Grantee --
                                                Please Type or Print)




                                                ---------------------------
                                                (Signature of Option Grantee)




                                                ---------------------------
                                                (Address)


STATE OF                 )
                         :  ss.:
COUNTY OF                )

     On the _______ day of _______________ , 19__ before me personally came __________________, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that (s)he executed the same.


                                                ---------------------------
                                                Notary Public